EXHIBIT 21.01

SUBSIDIARIES OF MARTIN MARIETTA MATERIALS, INC.

AS OF JANUARY 31, 2017

Name of Subsidiary	Percent Owned
Alamo Gulf Coast Railroad Company, a Texas corporation	99.5%[1]
Alamo North Texas Railroad Company, a Texas corporation	99.5%[2]
American Aggregates Corporation, a North Carolina corporation	100%
American Materials Technologies, LLC, a Tennessee limited liability company	100%[3]
American Stone Company, a North Carolina corporation	50%[4]
Bahama Rock Limited, a Bahamas corporation	100%
Brookhollow of Alexandria, Inc., a Louisiana corporation	100%[5]
Brookhollow Corporation, a Delaware corporation	100%[6]
Brook Hollow Properties, Inc., a Texas corporation	100%[7]
Brookhollow of Virginia, Inc., a Virginia corporation	100%[8]
California Natural Aggregates, Inc., a California corporation	100%[9]
Campbell’s C-Ment Contracting, Inc., a Colorado corporation	100%[10]
CIG MC LLC, a Colorado limited liability company	100%

[1]	Alamo Gulf Coast Railroad Company is owned by Martin Marietta Materials Southwest, LLC, (99.5%) and certain individuals (0.5%).
[2]	Alamo North Texas Railroad Company is owned by Martin Marietta Materials Southwest, LLC, (99.5%) and certain individuals (0.5%).
[3]	American Materials Technologies, LLC is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.
[4]	Martin Marietta Materials, Inc. owns a 50% interest in American Stone Company.
[5]	Brookhollow of Alexandria, Inc. is a wholly owned subsidiary of Brookhollow Corporation.
[6]	Brookhollow Corporation is a wholly owned subsidiary of Texas Industries, Inc.
[7]	Brook Hollow Properties, Inc. is a wholly owned subsidiary of Brookhollow Corporation.
[8]	Brookhollow of Virginia is a wholly owned subsidiary of Brookhollow Corporation.
[9]	California Natural Aggregates, Inc. is a wholly owned subsidiary of Texas Industries, Inc.
[10]	Campbell’s C-Ment Contracting, Inc. is a wholly-owned subsidiary of Suburban Acquisition Company.

Creole Corporation, a Delaware corporation	100%[11]
FRI Ready Mix of Tennessee, LLC, a Florida limited liability company	100%[12]
Front Range Aggregates LLC, a Delaware limited liability company	100%
Granite Canyon Quarry, a Wyoming joint venture	100%[13]
Harding Street Corporation, a North Carolina corporation	100%
HSMM LLC, a North Carolina limited liability company	100%
Martin Marietta Composites, Inc., a Delaware corporation	100%
Martin Marietta Fleet Management LLC, a North Carolina limited liability company	100%[14]
Martin Marietta Funding LLC, a Delaware limited liability company	100%
Martin Marietta Inc., a North Carolina corporation	100%
Martin Marietta Kansas City, LLC, a Delaware limited liability company	100%[15]
Martin Marietta Magnesia Specialties, LLC, a Delaware limited liability company	100%
Martin Marietta Materials Canada Limited, a Nova Scotia, Canada corporation	100%
Martin Marietta Materials of Missouri, Inc., a Delaware corporation	100%
Martin Marietta Materials Real Estate Investments, Inc., a North Carolina corporation	100%
Martin Marietta Materials Southwest, LLC, a Texas limited liability company	100%[16]
Material Producers, Inc., an Oklahoma corporation	100%[17]
Meridian Aggregates Company, a Limited Partnership, a North Carolina limited partnership	100%[18]

[11]	Creole Corporation is a wholly owned subsidiary of Texas Industries, Inc.
[12]	FRI Ready Mix of Tennessee, LLC is a wholly owned subsidiary of American Materials Technologies, LLC.
[13]	Granite Canyon Quarry is owned 51% by Meridian Granite Company and 49% by Martin Marietta Materials Real Estate Investments, Inc.
[14]	Martin Marietta Fleet Management LLC, is a wholly owned subsidiary of Martin Marietta Materials Southwest, LLC
[15]	Martin Marietta Kansas City, LLC is owned 95% by Martin Marietta Materials, Inc. and 5% by Martin Marietta Materials of Missouri, Inc.
[16]	Martin Marietta Materials Southwest, LLC is a wholly owned subsidiary of Texas Industries, Inc.
[17]	Material Producers, Inc. is a wholly owned subsidiary of Martin Marietta Materials Southwest, LLC
[18]	Meridian Aggregates Company, a Limited Partnership, is owned 98% by Meridian Aggregates Investments, LLC. The remaining 2% is owned by Martin Marietta Materials, Inc.

Meridian Aggregates Company Northwest, LLC, a North Carolina limited liability company	100%[19]
Meridian Aggregates Company Southwest, LLC, a North Carolina limited liability company	100%[20]
Meridian Aggregates Investments, LLC, a North Carolina limited liability company	100%[21]
Meridian Granite Company, a North Carolina corporation	100%[22]
Mid South-Weaver Joint Venture, a North Carolina joint venture	50%[23]
Mid-State Construction & Materials, Inc., an Arkansas corporation	100%
MTD Pipeline LLC, a Delaware limited liability company	50%[24]
Partin Limestone Products, Inc., a California corporation	100%[25]
Powderly Transportation, Inc., a North Carolina corporation	100%[26]
R&S Sand & Gravel, LLC, a North Carolina limited liability company	100%[27]
Ratliff Mix Management, LLC, a Texas limited liability company	100%[28]
Ratliff Ready-Mix, LP, a Texas limited partnership	100%[29]
Riverside Cement Company, a California partnership	100%[30]
Riverside Cement Holdings Company, a Delaware corporation	100%[31]
Rock & Rail LLC, a Colorado limited liability company	100%

[19]	Martin Marietta Materials, Inc is the sole member of Meridian Aggregates Company Northwest, LLC.
[20]	Martin Marietta Materials Southwest, LLC is the sole member of Meridian Aggregates Company Southwest, LLC.
[21]	Meridian Aggregates Investments, LLC is owned 99% by Martin Marietta Materials, Inc. and 1% by Martin Marietta Materials Real Estate Investments, Inc.
[22]	Meridian Granite Company is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.
[23]	Mid South-Weaver Joint Venture is owned 50% by Martin Marietta Materials, Inc.
[24]	Martin Marietta Magnesia Specialties, LLC, a wholly owned subsidiary of Martin Marietta Materials, Inc., owns a 50% interest in MTD Pipeline LLC.
[25]	Partin Limestone Products, Inc. is a wholly owned subsidiary of Riverside Cement Company.
[26]	Powderly Transportation, Inc. is a wholly owned subsidiary of Meridian Aggregates Company, a Limited Partnership.
[27]	Martin Marietta Materials, Inc. is the manager of and owns a 90% interest in R&S Sand & Gravel, LLC. The other 10% is owned by Harding Street Corporation, a wholly owned subsidiary of Martin Marietta Materials, Inc.
[28]	Ratliff Mix Management, LLC is a wholly owned subsidiary of TXI Operations, LP.
[29]	Ratliff Ready-Mix, LP is owned 99% by TXI Operations, LP and 1% by Ratliff Mix Management, LLC.
[30]	Riverside Cement Company is owned 49% by TXI California, Inc. and 51% by TXI Riverside Inc.
[31]	Riverside Cement Holdings Company is a wholly owned subsidiary of Riverside Cement Company.

Rocky Mountain Materials and Asphalt, Inc., a Colorado corporation	100%
Rocky Mountain Premix, Inc., a Colorado corporation	100%
Rocky Mountain Ready Mix Concrete, Inc., a Colorado corporation	100%[32]
Royal Gorge Express, LLC, a Colorado Limited Liability Company	50%[33]
Southwestern Financial Corporation, a Texas Corporation	100%[34]
Suburban Acquisition Company, a Colorado corporation	100%
Texas Industries Holdings, LLC, a Delaware limited liability company	100%[35]
Texas Industries, Inc., a Delaware corporation	100%
Texas Industries Trust, a Delaware trust	100%[36]
Theodore Holding, LLC, a Delaware limited liability company	60.7%[37]
TXI Aviation, Inc. dba TXI Retail, a Texas corporation	100%[38]
TXI California Inc., a Delaware corporation	100%[39]
TXI Cement Company, a Delaware corporation	100%[40]
TXI LLC, a Delaware limited liability company	100%[41]
TXI Operating Trust, a Delaware trust	100%[42]
TXI Operations, LP, a Delaware limited partnership	100%[43]
TXI Power Company, a Texas corporation	100%[44]

[32]	Rocky Mountain Ready Mix Concrete, Inc. is a wholly owned subsidiary of Campbell’s C-Ment Contracting, Inc.
[33]	Rock & Rail LLC, a wholly owned subsidiary of Martin Marietta Materials, Inc., owns a 50% interest in Royal Gorge Express, LLC
[34]	Southwestern Financial Corporation is a wholly owned subsidiary of TXI Operations, LP.
[35]	Texas Industries Holdings, LLC is a wholly owned subsidiary of Texas Industries, Inc.
[36]	Texas Industries Trust is owned 100% by Texas Industries Holdings, LLC.
[37]	Martin Marietta Materials, Inc. is the manager of and owns a 60.7% interest in Theodore Holdings, LLC.
[38]	TXI Aviation, Inc. is a wholly owned subsidiary of Texas Industries, Inc.
[39]	TXI California Inc. is a wholly owned subsidiary of Texas Industries, Inc.
[40]	TXI Cement Company is a wholly owned subsidiary of Texas Industries, Inc.
[41]	TXI, LLC is a wholly owned subsidiary of Texas Industries, Inc.
[42]	TXI Operating Trust is owned 100% by TXI LLC.
[43]	TXI Operations, LP is owned 99% by Texas Industries Trust and owned 1% by TXI Operating Trust.
[44]	TXI Power Company is a wholly owned subsidiary of Texas Industries, Inc.

TXI Riverside Inc., a Delaware corporation	100%[45]
TXI Transportation Company, a Texas corporation	100%[46]
Valley Stone LLC, a Virginia limited liability company	50%[47]

[45]	TXI Riverside Inc. is a wholly owned subsidiary of Texas Industries, Inc.
[46]	TXI Transportation Company is a wholly owned subsidiary of Texas Industries, Inc.
[47]	Martin Marietta Materials, Inc. is the manager of and owns a 50% interest in Valley Stone LLC.